UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2009

VIRGIN MEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	File No. 000-50886 (Commission File Number)	59-3778247 (IRS Employer Identification No.)

909 Third Avenue, Suite 2863, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 906-8440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 2.02.  Results of Operations and Financial Condition.

On October 29, 2009, Virgin Media Inc. (the “Company”) issued a press release announcing results for the three months ended September 30, 2009.  A copy of the press release is attached as Exhibit 99.1.  The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the U.S. Securities and Exchange Commission.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, the Company has appointed Eamonn O’Hare to serve as its Chief Financial Officer (“CFO”). Mr. O’Hare will assume the position of CFO on November 2, 2009.

Item 9.01.  Financial Statements and Exhibits.

(d)                 Exhibits

99.1    Press release, dated October 29, 2009, issued by Virgin Media Inc. (furnished under Item 2.02 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2009	VIRGIN MEDIA INC.

	By:	/s/ Bryan H. Hall
Bryan H. Hall
Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated October 29, 2009, issued by Virgin Media Inc. (furnished under Item 2.02 of Form 8-K).